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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 1999


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
            CHANCELLOR MEDIA CORPORATION                   CHANCELLOR MEDIA CORPORATION OF LOS ANGELES
            (Exact Name of Registrant as                           (Exact Name of Registrant as
                Specified in Charter)                                 Specified in Charter)

                      000-21570                                             333-32259
                (Commission File No.)                                 (Commission File No.)

                     75-2247099                                             75-2451687
                    (IRS Employer                                         (IRS Employer
                 Identification No.)                                   Identification No.)

                      DELAWARE                                               DELAWARE
            (State or Other Jurisdiction                           (State or Other Jurisdiction
                  of Incorporation)                                     of Incorporation)
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                          300 CRESCENT COURT, SUITE 600
                               DALLAS, TEXAS 75201
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (214) 922-8700

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ITEM 5.  OTHER EVENTS.

         On January 7, 1999, Chancellor Media Corporation, a Delaware corporation (the "Company"), issued a press release announcing the appointment of Thomas P. McMillin to the position of Chief Financial Officer. Mr. McMillin, who presently serves as Senior Vice President, will assume the position from Matthew E. Devine who has resigned. The press release attached hereto as Exhibit
99.1 is incorporated by reference and made a part hereof.

         In connection with Mr. Devine's resignation, Mr. Devine, his spouse, the Company and Chancellor Media Corporation of Los Angeles have entered into an Agreement dated as of January 6, 1999 (the "Agreement"). Pursuant to such Agreement, Mr. Devine has resigned as Senior Vice President and Chief Financial Officer and from any other appointments or positions which he may hold with the Company or any of its subsidiaries. In addition, the Agreement provides that (a) Mr. Devine shall receive a one-time cash payment of $2,000,000 net of applicable employee withholding taxes, and (b) Mr. Devine shall be granted options to purchase 480,000 shares of common stock of the Company at an exercise price of $46.125. The Agreement further provides for non-solicitation covenants by Mr. Devine through April 17, 2000, as well as other mutual releases and other provisions typically found in an employment termination agreement, but does not provide for a noncompetition agreement from Mr. Devine. The Agreement attached hereto as Exhibit 99.2 is incorporated by reference and made a part hereof.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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         Exhibits.
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
         99.1     -        Press Release, dated January 7, 1999.

         99.2     -        Agreement, dated January 6, 1999, among Matthew E.
                           Devine, Vicki Devine, Chancellor Media Corporation
                           and Chancellor Media Corporation of Los Angeles.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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
CHANCELLOR MEDIA CORPORATION                         CHANCELLOR MEDIA CORPORATION OF LOS ANGELES


By:   /s/ Richard A. B. Gleiner                      By:    /s/ Richard A. B. Gleiner
   -------------------------------------------          --------------------------------------------
     Richard A. B. Gleiner                                 Richard A. B. Gleiner
     Senior Vice President and General Counsel             Senior Vice President and General Counsel
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Date:  January 7, 1999

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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER            DESCRIPTION
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
99.1              Press Release, dated January 7, 1999.

99.2              Agreement, dated January 6, 1999, among Matthew E. Devine, Vicki Devine,
                  Chancellor Media Corporation and Chancellor Media Corporation of Los Angeles.
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